Exhibit 10.3

Execution version

Lock-Up Agreement

________, 2026

Cuprina Holdings (Cayman) Limited

4th Floor, Harbour Place, 103 South Church Street

P.O. Box 10240, Grand Cayman

KY-1002, Cayman Islands

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is being delivered to Cuprina Holdings (Cayman) Limited (“Cuprina Cayman” or the “Company”) (Company Registration No. 403458), an exempted company incorporated in the Cayman Islands with its registered address at 4th Floor, Harbour Place, 103 South Church Street, P.O. Box 10240, Grand Cayman, KY-1002, Cayman Islands and listed on the Nasdaq, in connection with the proposed sale and purchase agreement (the “SPA”) between Cuprina Holdings (BVI) Limited (“Cuprina BVI”) (Company Registration No. 2133379), a company incorporated in the British Virgin Islands with its registered address at Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands, being a wholly-owned subsidiary of Cuprina Cayman, and Georgina Jennifer Callaghan (                                                       ) of                                                                                               (“Georgina”), relating to, among others, the transfer of Class A ordinary shares of Cuprina Cayman, par value $0.008 per share (the “Class A Ordinary Shares”) as partial consideration for the acquisition of certain target companies. Initial capitalized terms not otherwise defined herein shall have the meaning given to those terms in the SPA.

In light of the benefits that the SPA will confer upon Georgina in her capacity as a shareholder of Cuprina Cayman, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Georgina agrees with Cuprina Cayman that, during the period beginning on and including the date of this Agreement through and including the date that is 180 days from the date of this Agreement (the “Lock-Up Period”), Georgina shall not, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any Class A Ordinary Shares now owned or hereafter acquired by Georgina or with respect to which Georgina has or hereafter acquires the power of disposition (including, without limitation, Class A Ordinary Shares which may be deemed to be beneficially owned by Georgina in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, and as the same may be amended or supplemented on or after the date hereof from time to time (the “Securities Act”)) (such shares, the “Beneficially Owned Shares”) or securities convertible into or exercisable or exchangeable for Class A Ordinary Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Class A Ordinary Shares, whether now owned or hereafter acquired by Georgina or with respect to which Georgina has or hereafter acquires the power of disposition, or (iii) engage in any short selling of the Class A Ordinary Shares.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1) such transfers made by will or intestate succession to immediate family members (as defined below) upon the death of Georgina;

(2) (a) exercises of stock options or equity awards granted pursuant to an equity incentive or other plan or warrants to purchase Class A Ordinary Shares or other securities (including by cashless exercise to the extent permitted by the instruments representing such stock options or warrants so long as such cashless exercise is effected solely by the surrender of outstanding stock options or warrants to Cuprina Cayman and Cuprina Cayman’s cancellation of all or a portion thereof to pay the exercise price), provided that in any such case the securities issued upon exercise shall remain subject to the provisions of this Agreement; (b) transfers of Class A Ordinary Shares or other securities to Cuprina Cayman in connection with the vesting or exercise of any equity awards granted pursuant to an equity incentive or other plan and held by Georgina to the extent, but only to the extent, as may be necessary to satisfy tax withholding obligations pursuant to Cuprina Cayman’s equity incentive or other plans;

(3) the exercise by Georgina of any warrant(s) issued by Cuprina Cayman prior to the date of this Agreement, including any exercise effected by the delivery of Class A Ordinary Shares of Cuprina Cayman held by Georgina; provided, that, the Class A Ordinary Shares received upon such exercise shall remain subject to the restrictions provided for in this Agreement;

(4) the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of effective control (whether through legal or beneficial ownership of capital stock of Cuprina Cayman, by contract or otherwise) of 100% of the voting securities of Cuprina Cayman, (b) Cuprina Cayman merges into or consolidates with any other entity, or any entity merges into or consolidates with Cuprina Cayman, (c) Cuprina Cayman sells or transfers all or substantially all of its assets to another person; provided, that, the Class A Ordinary Shares received upon any of the events set forth in clauses 4(a) through 4(c) above shall remain subject to the restrictions provided for in this Agreement;

(5) transfers consented to in writing by Cuprina Cayman, including but not limited to, any such call option deed (the “Call Option Deed”) whereby Georgina irrevocably grants to Cuprina BVI a call option, in the form approved by Cuprina BVI, to require Georgina to sell to Cuprina BVI the Class A Ordinary Shares in accordance with the terms of the Call Option Deed;

(6) transactions relating to Class A Ordinary Shares acquired in open market transactions after the completion of the SPA; provided that, no filing by any party under the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such transactions;

provided however, that in the case of any transfer described in clauses (1) above, it shall be a condition to the transfer that the transferee executes and delivers to Cuprina Cayman, not later than one business day prior to such transfer, a written agreement, in substantially the form of this Agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of Georgina and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Cuprina Cayman. Furthermore, notwithstanding the foregoing, Georgina may transfer the Beneficially Owned Shares in a transaction not involving a public offering or public resale; provided that (x) the transferee(s) shall execute and deliver to Cuprina Cayman, not later than one business day prior to such transfer, a written agreement in substantially the form of this Agreement, or otherwise satisfactory in form and substance to Cuprina Cayman, and (y) no filing by any party under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

All certificates evidencing Beneficially Owned Shares shall bear the following legend (the “Restrictive Legend Paragraph”):

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). ACCORDINGLY, THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A LOCK-UP AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). THE SECRETARY OF THE COMPANY WILL, UPON WRITTEN REQUEST, FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

Subject to the terms hereof, Georgina shall not dispose of the Beneficially Owned Shares except as otherwise provided in this Agreement. At such time as the Beneficially Owned Shares are no longer subject to the Lock-Up Period, the Company shall, at the written request of Georgina, deliver to Georgina (or any transferee) a certificate representing such Beneficially Owned Shares without the legend set forth in Restrictive Legend Paragraph hereof.

If (i) during the last 17 days of the Lock-Up Period, Cuprina Cayman issues an earnings release or material news or a material event relating to Cuprina Cayman occurs, or (ii) prior to the expiration of the Lock-Up Period, Cuprina Cayman announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the third business day following the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless Cuprina Cayman waives, in writing, such extension.

In furtherance of the foregoing, (1) Georgina also agrees and consents to the entry of stop transfer instructions with any duly appointed transfer agent for the registration or transfer of the securities described herein against the transfer of any such securities except in compliance with the foregoing restrictions, and (2) Cuprina Cayman, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

Georgina hereby represents and warrants that she has full power and authority to enter into this Agreement and that this Agreement has been duly executed and delivered by Georgina and is a valid and binding agreement. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of Georgina and shall be binding upon the heirs, personal representatives, successors and assigns of Georgina for the term of the Lock-Up Period.

This Agreement shall automatically terminate upon the earliest to occur, if any, of (1) either Georgina, on the one hand, or Cuprina BVI, on the other hand, advising the other in writing, they have determined not to proceed with the SPA, or (2) termination of the SPA before the transfer of Class A Ordinary Shares as partial consideration under the SPA.

This Agreement may not be amended or otherwise modified in any respect without the written consent of each of Cuprina Cayman and the undersigned. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the undersigned at the address set out in this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Agreement does not intend to create any fiduciary, partnership, joint venture or agency relationship between the undersigned and Cuprina Cayman and that no issuance or sale of the Securities is created or intended by virtue of this Agreement.

Signature Page Follows

2

Signature Page to Form of Lock-Up Agreement

Very truly yours,

Georgina Jennifer Callaghan

_____________________

Address:

# of Class A ordinary shares held by Signatory: 60,334